ASSET-BACKED FINANCING FACILITY

Advanta Bank Corp.
Monthly Servicer Certificate

Collection Period:                            June 1, 2002 - June 30, 2002

Settlement Date:                                      15-Jul-02
                                              ---------------------------

A.     SERIES INFORMATION:

       Advanta Equipment Leasing Receivables Series 2000-1 LLC
       Series 2000-1



I.     AGGREGATE CONTRACT PRINCIPAL BALANCE:
       (a.)    Beginning Aggregate Contract Principal Balance ......................................................$119,695,052.49
                                                                                                                    ---------------
       (b.)    Contract Principal Balance of all Collections allocable to Contracts ................................$  7,511,478.96
                                                                                                                    ---------------
       (c.)    Contract Principal Balance of Charged-Off Contracts .................................................$    653,918.66
                                                                                                                    ---------------
       (d.)    Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date .............$111,529,654.87
                                                                                                                    ---------------


               Balances on this Payment Date: (after principal payments made for this related collection period)

       (e.)    Class A Principal Balance as of this
               Settlement Date (Class A Note Factor)                     0.1748521                                  $ 57,557,297.34
                                                                         ---------                                  ---------------
       (e1.)   Ending Class A-1 Principal Balance                        0.0000000             $         0.00
                                                                         ---------             --------------
       (e2.)   Ending Class A-2 Principal Balance                        0.0000000             $          -
                                                                         ---------             --------------
       (e3.)   Ending Class A-3 Principal Balance                        0.6801614             $57,557,297.34
                                                                         ---------             --------------
       (f.)    Ending Class B Principal Balance as of this
               Settlement Date (Class B Note Factor)                     0.2277374                                  $  6,425,610.03
                                                                         ---------                                  ---------------
       (g.)    Ending Class C Principal Balance as of this
               Settlement Date (Class C Note Factor)                     0.2275073                                  $  4,279,412.14
                                                                         ---------                                  ---------------
       (h.)    Ending Class D Principal Balance as of this
               Settlement Date (Class D Note Factor)                     0.3159760                                  $  2,971,753.95
                                                                         ---------                                  ---------------
       (i.)    Ending Class E Principal Balance as of this
               Settlement Date (Class E Note Factor)                     0.4343081                                  $ 10,211,451.01
                                                                         ---------                                  ---------------
       (j.)    Ending Class F Principal Balance as of this
               Settlement Date (Class F Note Factor)                     0.2371695                                  $ 14,499,244.39
                                                                         ---------                                  ---------------
       (k.)    Excess Aggregate Contract Principal Balance over the sum of the Class A
                 through F Principal Balances                                                                       $ 15,584,886.01
                                                                                                                    ---------------


II.    COMPLIANCE RATIOS:

       (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts .......................................$122,416,085.61
                                                                                                                    ---------------

       (b.)    CBR of Contracts 1 - 30 days delinquent .............................................................$ 15,235,708.17
                                                                                                                    ---------------
       (c.)     % of Delinquent Contracts 1- 30 days as of the related Calculation Date ............................          12.45%
                                                                                                                    ---------------

       (d.)    CBR of Contracts 31 - 60 days delinquent ............................................................$  4,158,698.44
                                                                                                                    ---------------
       (e.)     % of Delinquent Contracts 31- 60 days as of the related Calculation Date ...........................           3.40%
                                                                                                                    ---------------

       (f.)    CBR of Contracts 61 - 90 days delinquent ............................................................$  2,069,775.11
                                                                                                                    ---------------
       (g.)     % of Delinquent Contracts 61- 90 days as of the related Calculation Date ...........................           1.69%
                                                                                                                    ---------------

       (h.)    CBR of Contracts > 91 days delinquent ...............................................................$  2,163,133.28
                                                                                                                    ---------------
       (i.)     % of Delinquent Contracts > 91 days as of the related Calculation Date .............................           1.77%
                                                                                                                    ---------------

       (j1.)   % of Delinquent Contracts 31 days or more as of the related Calculation Date ........................           6.85%
                                                                                                                    ---------------
       (j2.)   Month 2:                May-02 ......................................................................           6.49%
                                       ------                                                                       ---------------
       (j3.)   Month 3:                Apr-02 ......................................................................           6.27%
                                       ------                                                                       ---------------
       (j4.)   Three month rolling average % of Delinquent Contracts 31 days or more ...............................           6.54%
                                                                                                                    ---------------

       (k1.)   Net Charge-Off % for the related Collection Period (annualized 30/360) ..............................           2.32%
                                                                                                                    ---------------
       (k2.)   Month 2:                May-02 ......................................................................           2.81%
                                       ------                                                                       ---------------
       (k3.)   Month 3:                Apr-02 ......................................................................           2.52%
                                       ------                                                                       ---------------
       (k4.)   Three month rolling average % for Defaulted Contracts ...............................................           2.55%
                                                                                                                    ---------------

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
       (l1.)   Cumulative Net Loss Percentage .....................................................................          7.0443%
                                                                                                                    ----------------
       (l2.)   Does the Cumulative Net Loss % exceed ..............................................................

       (l3.)   The Loss Trigger Level % from Beginning Period to and including 12th
                 Collection Period ? ...Y or N ....................................................................       N/A
                                                                                                                    ----------------
       (l4.)   The Loss Trigger Level % from 13th Collection Period to and including
                 24th Collection Period ? ...Y or N ...............................................................       N/A
                                                                                                                    ----------------
       (l5.)   The Loss Trigger Level % from 25th Collection Period and thereafter?.. Y or N ......................       NO
                                                                                                                    ----------------

       (m5.)   Is there currently a Trigger Event which has not been cured for this payment date.....Y or N .......       NO
                                                                                                                    ----------------
       (m5.)   Is there currently an Event of Default for this payment date...........Y or N ......................       NO
                                                                                                                    ----------------

III.   FLOW OF FUNDS:

       (1.)    The amount on deposit in Available Funds ........................................................... $   9,081,990.66
                                                                                                                    ----------------
       (2.)    Amounts deposited, if any, by the Servicer to the Collection Account
                 for contracts repurchased ........................................................................ $      -
                                                                                                                    ----------------
       (3.)    Total deposits in the Collection Account to be used as available funds
                 on this Payment Date (1+2) ....................................................................... $   9,081,990.66
                                                                                                                    ----------------
       (4.)    Funds to the servicer, any Excluded Amounts-Residual Receipts ...................................... $     330,175.33
                                                                                                                    ----------------
       (a.)    To the Trustee, trustee fees and expenses subject to an annual limit ...............................        -
                                                                                                                    ----------------
       (b.)    To the Servicer, any unrecoverable servicer advances / initial unpaid balance amounts .............. $      -
                                                                                                                    ----------------
       (c.)    To the Servicer, the servicing fee then due and miscellaneous amounts, if any ...................... $      99,745.88
                                                                                                                    ----------------


               To Series 2000-1 Noteholders including retained interest holders: Interest
       (d.)    To Class A, the total Class A Note Interest for the related interest accrual period ................ $     390,876.98
                                                                                                                    ----------------
                                  Interest on Class A-1 Notes ...............................  $        -
                                                                                               ------------
                                  Interest on Class A-2 Notes ...............................  $        -
                                                                                               ------------
                                  Interest on Class A-3 Notes ...............................  $ 390,876.98
                                                                                               ------------
       (e.)    Interest on Class B Notes for the related interest accrual period .................................. $      43,615.76
                                                                                                                    ----------------
       (f.)    Interest on Class C Notes for the related interest accrual period .................................. $      32,854.19
                                                                                                                    ----------------
       (g.)    Interest on Class D Notes for the related interest accrual period .................................. $      26,691.17
                                                                                                                    ----------------


               Class E Interest:
       (h1.)   After the Class E Notes Interest Commencement Date, then Interest on Class E Notes for the
                 related interest accrual period to be paid to the Class E Noteholder..............................        -
                                                                                                                    ----------------

       (h2.)   Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B,
                 Class C and Class D Notes ..................................................  $      87,222.81
                                                                                               ----------------


                                                                                               ----------------

               To Series 2000-1 Noteholders including retained interest holders: Principal

       (i1.)   Class A percentage ...........................................................          0.699999
                                                                                               ----------------
       (i2.)   To Class A, amount from reserve account, if any ..............................
                                                                                               ----------------
       (i3.)   To Class A, the Class A overdue principal, if any ............................         -
                                                                                               ----------------
       (i4.)   To Class A, the Class A monthly principal payment amount .....................  $   5,715,770.17
                                                                                               ----------------
       (i5.)   To Class A, the additional principal, if any, allocable from Class E
                 interest amount ............................................................  $      69,590.35
                                                                                               ----------------
       (i6.)   To Class A, the additional principal, if any, allocable from Class F
                 floor amount ...............................................................         -
                                                                                               ----------------
       (i7.)   Total principal payment to Class A  (i2-i6) ..................................  $   5,785,360.52
                                                                                               ----------------
       (i8.)                      Principal payment to Class A-1 Noteholders ...................................... $      -
                                                                                                                    ----------------
       (i9.)                      Principal payment to Class A-2 Noteholders ...................................... $      -
                                                                                                                    ----------------
       (i10.)                     Principal payment to Class A-3 Noteholders ...................................... $   5,785,360.52
                                                                                                                    ----------------

       (j1.)   Class B percentage ...........................................................         0.0599996
                                                                                               ----------------
       (j2.)   To Class B, amount from reserve account, if any ..............................         -
                                                                                               ----------------
       (j3.)   To Class B, the Class B overdue principal, if any ............................
                                                                                               ----------------
       (j4.)   To Class B, the Class B monthly principal payment amount .....................  $     489,920.59
                                                                                               ----------------
       (j5.)   To Class B, the additional principal, if any, allocable from Class E
                 interest amount ............................................................  $       7,605.99
                                                                                               ----------------
       (j6.)   To Class B, the additional principal, if any, allocable from Class F
                 floor amount ...............................................................         -
                                                                                               ----------------
       (j7.)   Total principal payment to Class B Noteholders (j2-j6) ............................................. $     497,526.58
                                                                                                                    ----------------

       (k1.)   Class C percentage ...........................................................         0.0399997
                                                                                               ----------------
       (j2.)   To Class C, amount from reserve account, if any ..............................         -
                                                                                               ----------------
       (k3.)   To Class C, the Class C overdue principal, if any ............................        518,466.23
                                                                                               ----------------
       (k4.)   To Class C, the Class C monthly principal payment amount .....................  $     326,613.46
                                                                                               ----------------
       (k5.)   To Class C, the additional principal, if any, allocable from Class E
                  interest amount ...........................................................  $       5,636.13
                                                                                               ----------------
       (k6.)   To Class C, the additional principal, if any, allocable from Class F
                 floor amount ...............................................................         -
                                                                                               ----------------

       (k7.)   Total principal payment to Class C Noteholders (k2-k6) ............................................. $     850,715.81
                                                                                                                    ----------------

       (l1.)   Class D percentage ...........................................................        0.0199999
                                                                                               ---------------
       (l2.)   To Class D, amount from reserve account, if any ..............................         -
                                                                                               ---------------
       (l3.)   To Class D, the Class D overdue principal, if any ............................       856,730.96
                                                                                               ---------------
       (l4.)   To Class D, the Class D monthly principal payment amount .....................  $    163,307.14
                                                                                               ---------------
       (l5.)   To Class D, the additional principal, if any, allocable from Class E
                 interest amount ............................................................  $      4,390.34
                                                                                               ---------------
       (l6.)   To Class D, the additional principal, if any, allocable from Class F
                 floor amount ...............................................................         -
                                                                                               ---------------
       (l7.)   Total principal payment to Class D Noteholders (l2-l6) ............................................. $   1,024,428.44
                                                                                                                    ----------------
       (m1.)   Class E percentage ...........................................................        0.0499986
                                                                                               ---------------
       (m2.)   To Class E, amount from reserve account, if any ..............................
                                                                                               ---------------
       (m3.)   To Class E, the Class E overdue principal, if any ............................         -
                                                                                               ---------------
       (m4.)   To Class E, the Class E monthly principal payment amount .....................  $      -
                                                                                               ---------------      ----------------
       (m5.)   To Class E, the additional principal, if any, allocable from Class F
                 floor amount ...............................................................         -
                                                                                               ---------------
       (m6.)   Total principal payment to Class E Noteholders (m2-m5) ............................................. $      -
                                                                                                                    ----------------

               To the Reserve Account :
       (4.)    The amount, if any, needed to maintain the amount in the reserve account
                 at the required reserve amount ................................................................... $      -
                                                                                                                    ----------------

               Class F payments:
       (n1.)   Sub-Total of funds disbursed through the Reserve Account .....................  $  9,081,990.66
                                                                                               ---------------
       (n2.)   Funds available to be paid to Class F ........................................  $      -
                                                                                               ---------------

       (n3.)   Class F percentage ...........................................................        0.1300032
                                                                                               ---------------
       (n4.)   Class F floor amount .........................................................  $  9,405,070.31
                                                                                               ---------------
       (n5.)   Class F principal balance before payment of principal on this payment date ...  $ 15,560,772.21
                                                                                               ---------------

       (n6.)   If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

       (n7.)   If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced to the Class F floor amount and
                 (b) funds available .............................................................................. $      -
                                                                                                                    ----------------


       (n8.)   If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ......
                                                                                                                    ----------------

               To the Trustee:
       (7.)    To the Trustee, any fees and expenses not previously paid subject to a limit .......................
                                                                                                                    ----------------

               To the Issuers:
       (8.)    To the issuers, as owner of the pledged assets, any remaining available funds on
                 deposit in the collection account after all payments are made above .............................. $         (0.00)
                                                                                                                    ----------------

IV.    SERVICER ADVANCES

       (a.)    Aggregate amount of Servicer Advances at the beginning of the Collection Period .................... $   2,428,255.41
                                                                                                                    ----------------
       (b.)    Servicer Advances reimbursed during the Collection Period .......................................... $      59,282.54
                                                                                                                    ----------------
       (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
               Settlement Date .................................................................................... $      -
                                                                                                                    ----------------
       (d.)    Servicer Advances made during the related Collection Period ........................................ $      78,781.45
                                                                                                                    ----------------
       (e.)    Aggregate amount of Servicer Advances at the end of the Collection
               Period ............................................................................................. $   2,447,754.32
                                                                                                                    ----------------
       (f.)    Amount of delinquent Scheduled Payments for which Servicer Advances
               were not made ......................................................................................        -
                                                                                                                    ----------------

V.     RESERVE ACCOUNT
       (a.)    Amount on deposit at the beginning of the related Collection Period ................................ $      -
                                                                                                                    ----------------
       (b.)    Reserve Account initial deposit ....................................................................
                                                                                                                    ----------------
       (c.)    Amount of interest earnings reinvested for the related Monthly Period .............................. $      -
                                                                                                                    ----------------
       (d.)    Amounts used to cover shortfalls, if any, for the related Collection Period ........................             0.00
                                                                                                                    ----------------
       (e.)    Amounts used as required in a Trigger Event , if any, for the related Collection Period ............ $      -
                                                                                                                    ----------------
       (f.)    Amounts transferred in from the Collection Account, if applicable (line 4) ......................... $      -
                                                                                                                    ----------------
       (g.)    Interest earnings for the related Monthly Period ...................................................
                                                                                                                    ----------------
       (h.)    Interest earnings withdrawn and included as Available Funds for the related Monthly Period .........
                                                                                                                    ----------------
       (i.)    Amount on deposit at the end of the related Collection Period ...................................... $      -
                                                                                                                    ----------------

       (j.)    Is the Required Reserve Amount equal to the balance in the Reserve Account
               as of the related Collection period ? Y or N .......................................................        N
                                                                                                                    ----------------

VI.    ADVANCE PAYMENTS

       (a.)  Beginning aggregate Advance Payments ................................................................. $   1,533,861.22
                                                                                                                    ----------------
       (b.)  Add:  Amount of Advance Payments collected during the related Collection Period ...................... $   1,164,857.92
                                                                                                                    ----------------
       (c.)  Add:  Investment earnings for the related  Collection Period ......................................... $      -
                                                                                                                    ----------------
       (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account ......................... $   1,254,287.52
                                                                                                                    ----------------
       (e.)  Ending aggregate Advance Payments .................................................................... $   1,444,431.62
                                                                                                                    ----------------



       Advanta Bank Corp., as Servicer

       By:     /s/ MARK SHAPIRO

       Title:  Asst V.P Structured Finance

       Date:   07/10/02


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